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                       Neuberger  & Berman Equity Assets
             Supplement to the Prospectus dated February 13, 1996

     Effective November 1, 1996, the sub-adviser reorganized as a limited liability company known as Neuberger & Berman, LLC. All persons described in the prospectus and SAI as partners of Neuberger & Berman, L.P. are principals of the new company.

     The date of this Supplement is November 1, 1996.

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